November 30, 2018

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Large Company Growth Portfolio

Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Supplement to the Prospectus and Statement of Additional Information (“SAI”),
Each dated May 1, 2018

At a meeting held on November 8 and 9, 2018, the Board of Directors of the Company approved an Expense Limitation Agreement with Wilshire Associates Incorporated (the “Adviser” or “Wilshire”), pursuant to which the Adviser agrees to waive a portion of its management fee to limit expenses of the Large Company Growth Portfolio effective January 1, 2019. The Fund’s Prospectus and SAI are supplemented as follows.

The following supplements the information under the heading “Management of the Portfolios – Investment Adviser” on page 85 of the Prospectus and the heading “Investment Advisory Agreements and Fees” on page 58 of the SAI. All other disclosure in the aforementioned sections of the Prospectus and SAI remains as stated therein.

Effective January 1, 2019, Wilshire has entered into a contractual Expense Limitation Agreement to waive a portion of its management fee to limit expenses of the Large Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2020 or upon the termination of the Advisory Agreement. To the extent that the expenses of the Large Company Growth Portfolio are less than the expense limitation, Wilshire may recoup the amount of any management fee waived or expenses reimbursed within three years from the date on which Wilshire incurred the expense, if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver or expense reimbursement.

If you have any questions regarding the Large Company Growth Portfolio,

please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.